                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 1, 2006

                       SPORTS RESORTS INTERNATIONAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    MICHIGAN
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

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
        2-98277C                                        38-3262264
(COMMISSION FILE NUMBER)                 (I.R.S. EMPLOYER IDENTIFICATION NUMBER)
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                                 951 AIKEN ROAD,
                                OWOSSO, MI 48867
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE) (ZIP CODE)

                                 (989) 725-8354
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                      NONE
         (FORMER NAME AND FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS

     On March 1, 2006 the Registrant issued a press release announcing that it had received clearance from the Securities and Exchange Commission to commence a new offer to purchase any and all of the Company's outstanding shares of common stock. A copy of the press release is attached as an exhibit to this report.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

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
Exhibit No.   Description of Exhibits
-----------   -----------------------
99.1          Press release dated March 1, 2006 announcing that the Registrant had received clearance from the Securities and Exchange Commission to commence a new offer to purchase any and all of the Company's outstanding shares of common stock.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SPORTS RESORTS INTERNATIONAL, INC

Date: March 1, 2006


                                        By: /s/ Gregory T. Strzynski
                                            ------------------------------------
                                            Gregory T. Strzynski
                                            Chief Financial Officer

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                                  Exhibit Index

Exhibit No.   Description of Exhibits
-----------   -----------------------
99.1          Press release dated March 1, 2006 announcing that the Registrant had received clearance from the Securities and Exchange Commission to commence a new offer to purchase any and all of the Company's outstanding shares of common stock.